                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                    BARRISTER GLOBAL SERVICES NETWORK, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                     BARRISTER GLOBAL SERVICES NETWORK, INC.


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD SEPTEMBER 22, 2003


The Annual Meeting of Stockholders of Barrister Global Services Network, Inc. (the "Company") will be held at the Buffalo and Erie County Public Library Auditorium, Clinton and Ellicott Streets, Buffalo, New York, on September 22, 2003 at 10:00 a.m., local time, for the following purposes:

        1.      To elect seven (7) directors.

        2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the current fiscal year.

        3. To transact such other business as may properly come before the meeting.

The close of business on July 28, 2003 has been fixed as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting.

                                            By order of the Board of Directors,



                                            Russell J. Matuszak
                                            Secretary



August 4, 2003


WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.

                     BARRISTER GLOBAL SERVICES NETWORK, INC.

                               186 EXCHANGE STREET
                             BUFFALO, NEW YORK 14204
                                 (716) 845-5010


                                 PROXY STATEMENT


                    ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                               SEPTEMBER 22, 2003


                                     GENERAL


This Proxy Statement and accompanying form of proxy have been mailed on or about August 4, 2003, to all holders of record on July 28, 2003 of Common Stock, par value $.24 per share ("Common Stock") of Barrister Global Services Network, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on September 22, 2003 and at any adjournment or postponements thereof.

Shares represented by an effective proxy in the accompanying form, unless contrary instructions are specified in the proxy, will be voted FOR each of the proposals set forth in the accompanying Notice of Annual Meeting of Stockholders. Any proxy may be revoked at any time before it is voted. A stockholder may revoke his/her proxy by executing another proxy at a later date, by notifying the Secretary of the Company in writing of his/her revocation, or by attending and voting at the Annual Meeting. Revocation is effective only upon receipt of notice by the Secretary.

The Company will bear the cost of soliciting proxies by the Board of Directors. The Board of Directors may use the services of the Company's executive officers and certain directors to solicit proxies from stockholders in person and by mail, telegram and telephone, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing. In addition, the Company will request brokers, nominees and others to forward proxy materials to their principals and to obtain authority to execute proxies. The Company will reimburse such brokers, nominees and others for their reasonable out-of-pocket and clerical expenses incurred by them in so doing.

The securities entitled to vote at the Annual Meeting are shares of Common Stock. Each share of Common Stock is entitled to one vote. The close of business on July 28, 2003 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. At that date 11,901,326 shares of Common Stock were outstanding.


                             PRINCIPAL STOCKHOLDERS

CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information as of June 1, 2003 with respect to the beneficial ownership of the Company's Common Stock by all persons or groups (as such terms are used in Section 13(d)(3) of the Securities Exchange Act of 1934) known by the Company to be beneficial owners of more than 5% of its outstanding Common Stock.

================================= =============================== ===============================
        NAME AND ADDRESS                 NUMBER OF SHARES                    PERCENT
               OF                         AND NATURE OF                         OF
        BENEFICIAL OWNER             BENEFICIAL OWNERSHIP (1)               CLASS (2)
================================= =============================== ===============================
      Henry P. Semmelhack
     761 Willardshire Blvd.
     Orchard Park, NY 14127               1,812,924 (3)                        14.96
--------------------------------- ------------------------------- -------------------------------
        James D. Morgan
         224 Allen Way
   Incline Village, NV 89451                996,752 (4)                         8.30
--------------------------------- ------------------------------- -------------------------------
      Richard E. McPherson
        13058 Kirby Road
        Akron, NY 14001                     966,887 (5)                         8.05
--------------------------------- ------------------------------- -------------------------------
        Thomas W. Jones
     3501 Cheechako Circle
         Reno, NV 89509                     680,731                             5.72
================================= =============================== ===============================

(1) The beneficial ownership information presented is based upon information furnished by each person or contained in filings with the Securities and Exchange Commission. Pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or to direct the disposition) with respect to a security whether through any contract, arrangement, understanding, relationship or otherwise. Except as otherwise indicated, the named person has sole voting and investment power with respect to the Common Stock set forth opposite his name.

(2) Percentages have been calculated on the basis of 11,901,326 shares of Common Stock outstanding, plus, as appropriate, shares deemed outstanding pursuant to Rule 13d-3(d)(1).

(3) Includes options to purchase 11,000 shares of Common Stock and warrants to purchase 180,000 shares of Common Stock. Also includes 196,900 shares of Common Stock and warrants to purchase 22,500 shares of Common Stock owned by Mr. Semmelhack's wife. Mr. Semmelhack disclaims any beneficial ownership of such shares.

(4) Includes options to purchase 13,000 shares of Common Stock and warrants to purchase 90,000 shares of Common Stock.

(5) Includes options to purchase 13,000 shares of Common Stock and warrants to purchase 90,000 shares of Common Stock.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth the beneficial ownership of Common Stock of the Company as of June 1, 2003 by each director, each executive officer who is named in the Summary Compensation Table, and by all directors and officers as a group.

 ---------------------------------------------------------------------------------------
                                       NUMBER OF SHARES AND
 NAME OF BENEFICIAL OWNER        NATURE OF BENEFICIAL OWNERSHIP(1)   PERCENT OF CLASS(2)
 -------------------------       ---------------------------------   -------------------
 Joseph A. Alutto                             21,000(3)                      *
 Franklyn S. Barry, Jr.                       17,000(3)                      *
 Richard P. Beyer                            271,070(4)                    2.26
 William O. Bray                             167,563(5)                    1.40
 John S. Bowers, III                          26,000
 Warren E. Emblidge, Jr.                      28,000(3)                      *
 Richard E. McPherson                        966,887(6)                    8.05
 James D. Morgan                             996,752(6)                    8.30
 Kathleen M. Ryan                              2,500(7)                      *
 Henry P. Semmelhack                       1,812,924(8)                   14.96
 All directors and officers
    as a group                             4,315,029(9)                   34.49
 ---------------------------------------------------------------------------------------

*  Less than 1%

(1) The beneficial ownership information presented is based upon information furnished by each person or contained in filings with the Securities and Exchange Commission. Pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or to direct the disposition) with respect to a security whether through any contract, arrangement, understanding, relationship or otherwise. Except as otherwise indicated, the named person has sole voting and investment power with respect to the Common Stock set forth opposite his name.

(2) Percentages have been calculated on the basis of 11,901,326 shares of Common Stock outstanding, plus, as appropriate, shares deemed outstanding pursuant to Rule 13d-3(d)(1).

(3)     Includes options to purchase 13,000 shares of Common Stock.

(4) Amount includes options to purchase 75,500 shares of Common Stock and warrants to purchase 11,250 shares of Common Stock.

(5)     Includes options to purchase 60,000 shares of Common Stock.

(6) Includes options to purchase 13,000 shares of Common Stock and warrants to purchase 90,000 shares of Common Stock.

(7)     Amount consists of options to purchase shares of Common Stock.

(8) Includes options to purchase 11,000 shares of Common Stock and warrants to purchase 180,000 shares of Common Stock. Also includes 196,900 shares of Common Stock and warrants to purchase 22,500 shares of Common Stock owned by Mr. Semmelhack's wife. Mr. Semmelhack disclaims any beneficial ownership of such shares.

(9) Includes options to purchase 294,033 shares of Common Stock and warrants to purchase 393,750 shares of Common Stock.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of March 31, 2003 regarding shares outstanding and available for issuance under the Company's existing equity compensation plans.

--------------------------------------------------------------------------------------------------
                                                                                NUMBER OF SHARES
                                   NUMBER OF SHARES TO    WEIGHTED-AVERAGE     REMAINING AVAILABLE
                                     BE ISSUED UPON       EXERCISE PRICE OF    FOR FUTURE ISSUANCE
                                       EXERCISE OF           OUTSTANDING        (EXCLUDING SHARES
                                   OUTSTANDING OPTIONS      OPTIONS AND        REFLECTED IN FIRST
         PLAN CATEGORY                AND WARRANTS            WARRANTS               COLUMN)
         -------------             -------------------    -----------------    -------------------
Equity compensation plans
  approved by security holders          1,270,200               $1.07                 94,630

Equity compensation plans not
  approved by security holders (1)              -                   -                      -
                                        ---------               -----                 ------
     Total                              1,270,200               $1.07                 94,630
                                        =========               =====                 ======
--------------------------------------------------------------------------------------------------

(1) All of the Company's existing equity compensation plans have been approved by shareholders.


                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

At the meeting seven directors are to be elected to serve until the next Annual Meeting or until their successors are elected and qualified. The persons named in the enclosed proxy intend to vote the shares represented by proxies for the Board of Directors nominees unless authority to vote for such persons is withheld. If any of those nominated should not continue to be available for election, it is intended that the shares represented by the proxies will be voted for such other person or persons as the Board shall designate. No circumstances are presently known which would render any nominee named herein unavailable for election.

The principal occupation for the last five years of each nominee for election as director is listed below. The information is as of June 1, 2003. None of the nominees is related to an officer of the Company or to any other director.

NOMINEES FOR DIRECTOR

Joseph A. Alutto - Age 62                                    Director since 2000

Joseph A. Alutto is Executive Dean of the Professional Colleges for Ohio State University, which includes the Max M. Fisher College of Business, of which he is also Dean and Professor of Management. Previously, Dr. Alutto was Dean of the School of Management for the State University of New York at Buffalo, a position which he held for 14 years. Dr. Alutto also serves as a member of the Board of Directors for United Retail Group, Inc. and Nationwide Financial Services Inc.

Franklyn S. Barry, Jr. - Age 63                              Director since 1991

Franklyn S. Barry, Jr. was President and Chief Executive Officer of Aethlon Medical, Inc. and of its predecessor Hemex, Inc., both developers of medical devices, until his retirement in June 2001. Previously, he was President of Sheridan Companies, a consumer products manufacturer, and President of Ingram Software, a wholesale distributor of personal computer products. Earlier, Barry was President of Fisher Price Toys. He has been a Director of Aethlon Medical since 1999, and of Merchants Mutual Insurance Company since 1981. He was also a Director of Merchants Insurance Group, Inc. from 1986 to 1994.

William O. Bray - Age 53                                     Director since 2002

William O. Bray is President and Chief Executive Officer since joining the Company in January 2002. Prior to joining the Company, Bray served as President and Chief Operating Officer of Hitachi Innovative Solutions Corporation, a wholly owned subsidiary of Hitachi, Ltd., a global professional services company. He also was Vice

President, Outsourcing Solutions and Managed Services, for NCR Corporation and held executive positions with COMDISCO, Inc. and Unisys Corporation. He began his career with NCR in 1975.

Warren E. Emblidge, Jr. - Age 60                             Director since 1993

Warren E. Emblidge, Jr. has been President of S.J. McCullagh, Inc., an importer, roaster and distributor of coffee and related products, from 1986 to present. In 1989, Emblidge founded McCullagh Food Services, LLP, a distributor of coffee and related products for the Canadian marketplace. In 1995, McCullagh International, Inc. was formed. McCullagh International, Inc. holds a license from the government of Vietnam, entitling the Company to grow, mill, roast and export coffees from Vietnam. Previously, Emblidge served in various executive positions at Goldome FSB/Buffalo Savings Bank, including Executive Vice President of Goldome Realty Credit Corporation, President of Goldome Corporation and Group Vice President of Buffalo Savings Bank.

Richard E. McPherson - Age 70                                Director since 1982

Richard E. McPherson served as Vice President of the Company since its incorporation in 1982 until 1995 when he retired. He was one of the founders of Comptek Research, Inc. and served as Vice President of that company prior to April 1982.

James D. Morgan - Age 66                                     Director since 1982

James D. Morgan recently retired from Logicon Comptek Federal Systems, Inc. where he served as Vice President. He served as Vice President of Product Engineering of the Company from 1982 to 1990. He was one of the founders of Comptek Research, Inc. and served as a Director of Comptek prior to its acquisition by Northrup Grumman Corporation in 2000.

Henry P. Semmelhack - Age 66                                 Director since 1982

Henry P. Semmelhack has served as the Company's Chairman of the Board of Directors since its incorporation in 1982. He retired from the positions of Chief Executive Officer and President in March 2002. Semmelhack was one of the founders of Comptek Research, Inc. and served as a Director of Comptek prior to its acquisition by Northrup Grumman Corporation in 2000. Previously, he served as Comptek's Chairman of the Board, Chief Executive Officer and President. Semmelhack is also a Director of Merchants Group, Inc. and a member of the Board of Directors for the Service Industry Association.

THE NOMINEES RECEIVING THE GREATEST NUMBER OF VOTES REPRESENTED AT THE MEETING (IN PERSON OR BY PROXY) WILL BE ELECTED DIRECTORS, ASSUMING A QUORUM IS PRESENT AT THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF ALL THE ABOVE-NAMED NOMINEES.


                             INFORMATION CONCERNING
                   THE BOARD OF DIRECTORS AND BOARD COMMITTEES

BOARD MEETINGS AND COMMITTEES

The Board of Directors of the Company held a total of 7 meetings during the fiscal year ended March 31, 2003. The Company has two standing committees: the Audit Committee and the Compensation Committee.

The Audit Committee consisted of directors Alutto, Barry, Emblidge and Morgan and met two times during the fiscal year ended March 31, 2003. The Audit Committee's functions include recommending to the Board of Directors the engagement of the Company's independent certified public accountants, reviewing with such accountants the plan for and results of their auditing engagement and the independence of such accountants.

The Compensation Committee consisted of directors Alutto, Barry, Emblidge, McPherson, Morgan and Semmelhack and met one time during the fiscal year ended March 31, 2003. The Compensation Committee reviews and makes recommendations with respect to compensation of officers and key employees and administers the Company's Stock Incentive Plans.

During the fiscal year ended March 31, 2003, no director attended fewer than all meetings of the Board of Directors and the committees, if any, on which the director served for the fiscal year, except for Mr. Semmelhck who missed two and Messrs. Emblidge and McPherson who each missed one.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee acts under a written charter adopted and approved by the Board of Directors on June 16, 2000.

Audit Fees - The aggregate fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte") for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended March 31, 2003 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $70,650.

All Other Fees - The aggregate fees billed by Deloitte for services rendered to the Company, other than the services described above under "Audit Fees" for the fiscal year ended March 31, 2003 were $26,945.

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

The Audit Committee has reviewed and discussed with management the Company's audited financial statements as of and for the year ended March 31, 2003.

The Audit Committee has discussed with Deloitte & Touche, LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended by the Auditing Standards Board of the American Institute of Certified Public Accountants. Also, the Audit Committee has received and reviewed the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and has discussed with the auditors their independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended March 31, 2003.

The Audit Committee has also considered whether the services performed by Deloitte & Touche LLP not related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in the Company's Forms 10-Q is compatible with maintaining Deloitte & Touche LLP independence.

                         Members of the Audit Committee

                                Joseph A. Alutto
                             Franklyn S. Barry, Jr.
                             Warren E. Emblidge, Jr.
                            James D. Morgan, Chairman





                        COMPENSATION AND RELATED MATTERS

COMPENSATION OF DIRECTORS

Employee directors receive no additional compensation for service on the Board of Directors or its committees. In fiscal 2003, Directors who are not employees received an $8,000 annual retainer, payable semiannually plus a fee of $750 for each Board and committee meeting attended with a $750 maximum per day.

EXECUTIVE COMPENSATION

The following table shows the compensation during each of the Company's last three fiscal years awarded to, earned by, or paid to the Company's Chief Executive Officer and the other most highly compensated officers of the Company whose compensation exceeded $100,000, based on compensation earned during the fiscal year ended March 31, 2003.

                           SUMMARY COMPENSATION TABLE

----------------------------------------------------------------------------------------------------------------------
                                                                                    Long Term
                                      Annual Compensation                          Compensation
                                      -------------------                          ------------
                                                                     Other          Securities
Name and                                                            Annual          Underlying          All Other
Principal                     Fiscal                                 Compen-          Options/            Compen-
Position                      Year       Salary($)   Bonus($)      sation ($)         SARs (#)          sation ($)
---------                    -------     ---------   --------     -----------       ----------          ---------
William O. Bray(1)             2003     250,016         -              -                -                     231
President and Chief            2002      48,080         -              -             550,000             80,000(2)
Executive Officer                                                                                            -

Richard P. Beyer               2003     104,826         -              -               10,000                 839
Senior Vice President          2002      99,236         -              -                -                     994
Chief Financial Officer        2001      79,976       50,000(3)        -                -                     391

John S. Bowers, III(4)         2003      89,397         -              -               20,000                 537
Senior Vice President
Chief Operating Officer

Kathleen M. Ryan(5)            2003     105,019       21,000           -               10,000                  65
Vice President
Marketing

Charles E. Roberts(6)          2003      83,197         -           51,427(7)           8,000               1,077
Vice President of              2002      66,539         -           73,221(7)            -                  1,118
National Sales
----------------------------------------------------------------------------------------------------------------------

(1)     Dr. Bray became an executive officer of the Company in January 2002.

(2) The amount disclosed was paid in connection with Dr. Bray's relocation expenses.

(3) A one-time bonus which was paid upon the sale of the Software Division to Keystone Solutions, US.

(4) Mr. Bowers became an executive officer of the Company in July 2002 upon the acquisition of Advantage Innovation, Inc.

(5)     Ms. Ryan became an executive officer of the Company in March 2002.

(6) Mr. Roberts became an executive officer of the Company in March 2002. Prior thereto, Mr. Roberts served as Director of National Sales for the Company. Mr. Roberts ceased to be an executive officer of the Company and his employment with the Company terminated on November 12, 2002.

(7) The amount disclosed is compensation earned pursuant to a sales incentive plan.

The amounts reported in the compensation table above do not include expenditures made by the Company for insurance benefits. These benefits did not exceed the lesser of $50,000 or 10% of the compensation reported in the table above.

                       STOCK OPTION GRANTS IN FISCAL 2003

The following table contains information relating to stock options granted to the named executive officers in fiscal 2003.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Potential Realizable Value
                                                                                                  of Assumed Annual Rates
                                                                                                  of Stock Price Appreciation
                                                                                                           For Option Term
                                 Number         % of Total Options                                         ---------------
                                of Shares         Granted to All                    Expiration
                               Underlying           Employees       Exercise Price  ----------
           Name             Options Granted       in Fiscal Year      Per Share         Date         5% (1)         10% (1)
           ----             ---------------       --------------      ---------     ------------     ------         -------
 Richard P. Beyer                 10,000                8.8%             $0.55          4/1/12        $3,459         $ 8,766
 John S. Bowers, III              20,000               17.7%             $0.44         7/15/12        $5,534         $14,025
 Kathleen M. Ryan                 10,000                8.8%             $0.55          4/1/12        $3,459         $ 8,766
 Charles E. Roberts                8,000                7.1%             $0.55          7/1/12        $2,767         $ 7,012
-------------------------------------------------------------------------------------------------------------------------------

(1) The dollar amounts in these columns were calculated using an assumed annual compounded growth over the term of the option of 5% and 10%, respectively. Use of this model should not be viewed in any way as a forecast of the future performance of the Company's stock, which will be determined by future events and unknown factors. The closing price of the Common Stock on the American Stock Exchange on March 31, 2003 was $ .33.

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

The following table reflects the number of stock options exercised by the named executive officers in fiscal 2003, the total gain realized upon exercise, the number of stock options held at the end of the year, and the realizable gain of the stock options that are "in-the-money." In-the-money stock options are stock options with exercise prices that are below the year-end stock price because the stock value increased since the date of the grant.

-------------------------------------------------------------------------------------------------------------------------
                                                                 Number of Securities           Value of Unexercised
                                                                Underlying Unexercised          In-the-Money Options
                                                              Options/SARs at FY-End (#)          at FY-End ($)(1)
                                                              --------------------------          ----------------
                               Shares
                              Acquired          Value
           Name              On Exercise   Realized ($)     Exercisable    Unexercisable    Exercisable    Unexercisable
           ----              -----------   ------------     -----------    -------------    -----------    -------------
William O. Bray                      -               -          60,000        440,000               -               -
Richard P. Beyer                     -               -          78,000         10,000               -               -
John S. Bowers, III                  -               -               -         20,000               -               -
Kathleen M. Ryan                     -               -               -         10,000               -               -
Charles E. Roberts(2)                -               -               -              -               -               -
-------------------------------------------------------------------------------------------------------------------------

(1) Based on the closing price of the common stock on the American Stock Exchange on March 31, 2003, or $.33 per share. The exercise price of the above options exceeds $.33 in all cases.

(2) Mr. Roberts options expired when his employment with the Company ended in November, 2002.

EMPLOYMENT CONTRACTS

The Company entered into an employment contract with William O. Bray in December 2001, commencing January 7, 2002. The annual salary payable under said contract is $250,000. Under the agreement the Company is obligated to make certain prescribed payments in the event the employee is voluntarily or involuntarily terminated. In consideration for these payments, the officer agrees to protect the Company's intellectual property, its proprietary information and not to compete.

The Company entered into an employment contract with John S. Bowers, III effective July 15, 2002 which was subsequently amended in January 2003. The annual salary payable under said contract is $147,680. Under the agreement the Company is obligated to make certain prescribed payments in the event the employee is involuntarily terminated or the Company breaches the agreement.

RETIREMENT SAVINGS PLAN

The Company established a defined contribution plan effective April 1, 1986, known as the Barrister Global Services Network, Inc. Retirement Savings Plan (the "Savings Plan"). The Savings Plan is intended to meet the requirements of
Section 401(k) of the Code. All employees who are at least twenty-one years of age and who complete one month of full time service are eligible to join the Savings Plan. Under the Savings Plan employees are permitted to contribute up to the lesser of 100% of their compensation or $12,000.

Contributions under the Savings Plan are made by the Company only with respect to those participants who agree to contribute a portion of their compensation from the Company and who complete one year of service. Initial contributions under the Savings Plan commenced on April 1, 1986. Employees may change their contribution twice a year (April and October).

A participant at all times is 100% vested in the total contributions made by the participant and the Company. Distributions are made under the Savings Plan only upon retirement, death, disability, termination of employment or in the case of certain hardships.

All contributions under the Savings Plan are placed into individual accounts for each participant. Each year the Company contributes, on behalf of each participant, an amount equal to 20% of the first 4% of compensation contributed by each participant.

CERTAIN TRANSACTIONS

The Company had a term note with BIS Partners, L.P. ("BIS Partners"), a limited partnership composed of private investors. The term note was secured by Company assets and receivables. The loan was paid off in December 2002. Partners in BIS Partners included Company directors Semmelhack, McPherson, Morgan and officer/director Beyer.

On August 31, 1995, BIS Partners forgave $450,000 of the term debt owed by the Company. At the same time, 450,000 warrants were issued to BIS Partners to purchase up to 450,000 shares of Common Stock. The price per share for purchase of the Common Stock upon exercise of the warrant is $1.9375, the closing price of the Common Stock on August 31, 1995. The warrants expire on August 31, 2005. No warrants have been exercised.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that for the year ended March 31, 2003, all filing requirements applicable to its officers, directors, and greater-than-ten-percent beneficial owners were met.

                                 PROPOSAL NO. 2

           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

Subject to approval of the stockholders, the Board of Directors, upon the recommendation of the Audit Committee, has selected Deloitte & Touche LLP ("Deloitte"), independent public accountants, to audit the financial statements of the Company for the fiscal year ending March 31, 2004. Deloitte has audited the Company's financial statements for the Company's last three fiscal years. One or more representatives of Deloitte will be present at the Annual Meeting and will have the opportunity to make a statement and/or respond to appropriate questions that may be raised by stockholders.

THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF THE COMMON STOCK OF THE COMPANY PRESENT OR REPRESENTED AT THE MEETING IS REQUIRED TO APPROVE THE RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS. AN AFFIRMATIVE VOTE IS RECOMMENDED BY MANAGEMENT.

                                OTHER INFORMATION

DIRECTORS AND OFFICERS LIABILITY INSURANCE

The Company, pursuant to its By-Laws, indemnifies its directors and officers as permitted by law in connection with proceedings which might be instituted against them by reason of their service for or on behalf of the Company. The Company has purchased directors' and officers' liability insurance which provides insurance and indemnification for the Company and its directors and officers. Coverage is provided by the North American Specialty Insurance Company and expires August 1, 2003. It is anticipated that the Company will continue its directors and officers' liability insurance coverage.

STOCKHOLDERS' PROPOSALS FOR FISCAL 2004 ANNUAL MEETING

Stockholders may submit proposals appropriate for stockholder action at the Company's 2004 Annual Meeting. For such proposals to be considered for inclusion in the proxy statement and formal proxy for the 2004 Annual Meeting, they must be received by the Company no later than February 20, 2004. Proposals should be directed to the Secretary of Barrister Global Services Network, Inc., 186 Exchange Street, Buffalo, New York 14204.

OTHER BUSINESS

As of the date of this Proxy Statement, the only business which the Board of Directors intends to present or knows that others will present at the Annual Meeting is set forth above. If any other matter is properly brought before the Annual Meeting, or any adjournment or postponement thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

                                        By the Order of the Board of Directors,



                                        Russell J. Matuszak
                                        Secretary



Dated:  August 4, 2003

                     BARRISTER GLOBAL SERVICES NETWORK, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             FOR ANNUAL MEETING OF STOCKHOLDERS, SEPTEMBER 22, 2003



        The undersigned hereby appoints HENRY P. SEMMELHACK and RUSSELL J. MATUSZAK as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of Barrister Global Services Network, Inc. held of record by the undersigned on July 28, 2003 at the Annual Meeting of Stockholders to be held on September 22, 2003, or any adjournments thereof, upon the matters set forth in the Proxy Statement and, in their judgment and discretion, upon such other business as may properly come before the meeting. THIS PROXY WILL BE VOTED FOR ELECTION OF THE DIRECTORS AND FOR ALL OTHER ITEMS, UNLESS A CONTRARY INSTRUCTION IS GIVEN, IN WHICH CASE IT WILL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTION.


                PLEASE FILL IN, DATE AND SIGN ON THE REVERSE SIDE
               AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE.

                                PROXY BALLOT CARD
                     BARRISTER GLOBAL SERVICES NETWORK, INC.
                                  COMMON STOCK



  [ ]  _______________________________           _______________________________
                Account Number                            Common Stock

        The Board of Directors recommends that you vote FOR the election
        ----------------------------------------------------------------
             OF ALL THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSAL 2.


********************************************************************************

1.    ELECTION OF          FOR all nominees             WITHHOLD
      DIRECTORS:           listed below (except         AUTHORITY to vote
                           as marked to the             for all nominees listed
                           contrary below)

                                   [ ]                           [ ]

      Joseph A. Alutto, Franklyn S. Barry, Jr., William O. Bray, Warren E. Emblidge, Jr., Richard E. McPherson, James D. Morgan, Henry P. Semmelhack

      WITHHOLD AUTHORITY to vote for the following nominees only (write name(s)):


********************************************************************************

2. RATIFICATION OF SELECTION OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE CURRENT FISCAL YEAR ENDING MARCH 31, 2004.

               FOR                      AGAINST                   ABSTAIN

               [ ]                        [ ]                       [ ]

********************************************************************************

[                      ]      Please sign here exactly as name appears to left.

                              Dated:  ________________________, 2003

[                      ]      ---------------------------------------------
                              Signature of Stockholder

                              ---------------------------------------------
                              Signature of Stockholder

                              Persons signing in a representative capacity should Indicate their capacity.